EXHIBIT 99.1

June 25, 2013 NYSE MKT: SYN Multiple Sclerosis - Estriol Investor Day

Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ report on Form 10 - K for the year ended December 31 , 2012 , subsequent Form 10 - Qs and any other filings with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2 NYSE MKT: SYN

# Management Team

- Jeffrey Riley, CEO
  *Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC*

- C. Evan Ballantyne, CFO
  *Clinical Data, Inc., Avedro, ZymeQuest, ACNielsen, IMS*

- John Monahan, Ph.D., EVP R&D
  *Avigen, Somatix, Triton Biosciences, Hoffman-LaRoche*

- Carol Reed, M.D., SVP Clinical/Regulatory
  *Clinical Data, Inc., Genaissance Pharmaceuticals, Inc., Bayer Pharmaceuticals, Inc.*

- Michael Kaleko, M.D., Ph.D., SVP R&D
  *Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics)*

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Corporate Overview • Building portfolio of target - specific biologics for the prevention and treatment of serious infectious diseases ̶ Innovative, first - in - class product candidates ̶ Large markets • Clinical - stage ̶ Multiple sclerosis (MS) – Phase II (potential partnering opportunity) ̶ Prevention of Clostridium difficile (C. difficile ) infections • Discovery/preclinical stage ̶ Pertussis infections (whooping cough) ̶ Acinetobacter infections (potentially lethal infection increasing in ICUs and military injuries) • Strategic collaborations with Intrexon Corporation ̶ Private biotechnology company led by CEO, RJ Kirk ̶ Option on an additional infectious disease target • Experienced management team and advisors 4 NYSE MKT: SYN NYSE MKT: SYN

5 • UCLA School of Medicine ̶ Professor , Department of Neurology ̶ Jack H. Skirball Chair in Multiple Sclerosis (MS) Research ̶ Director, Multiple Sclerosis Program • Serves on numerous grant review boards for the NIH and the National MS Society • Dr. Voskuhl’s laboratory is focused on: ̶ U nderstanding the immunopathogenesis of MS ̶ A ddressing mechanisms underlying the greater susceptibility of females to autoimmune diseases • Lead Principal Investigator of Trimesta TM clinical trials ̶ I nvestigated mechanisms through which pregnancy is protective in MS NYSE MKT: SYN Keynote Speaker Rhonda R. Voskuhl , M.D.

6 • Chief Medical Officer, Clinical Data, Inc. ̶ Responsible for ▪ Design and management of two successful, consecutive Phase III clinical trials for Viibryd ® ▪ Successful NDA filing for Viibryd ® ( vilazodone ) indicated for the treatment of major depressive disorder • Vice President, Medical Affairs, Genaissance Pharmaceuticals, Inc. • Associate Medical Director in Pulmonary Medical Research , Bayer Pharmaceuticals, Inc. NYSE MKT: SYN Senior Vice President, Clinical & Regulatory Affairs Carol Reed, M.D., F.A.C.P., F.C.C.P.

7 NYSE MKT: SYN MS – Estriol Investor Day Jeff Riley

MS – Estriol Investor Day Trimesta (oral estriol): SYN Drug Candidate • Exclusive worldwide license agreement with the Regents of the University of California for use of the drug candidate Trimesta ̶ U.S. Patent No. 6,936,599: MS and other autoimmune diseases ̶ U.S. Patent No. 8,372,826: In combination with glatiramer acetate injection (Copaxone ®) • Trimesta is being evaluated in two UCLA - sponsored, randomized , double - blind, placebo - controlled Phase II clinical trials ̶ Enrollment complete in multi - center trial for the treatment of women with relapsing - remitting MS ̶ Enrollment ongoing in trial for the treatment of cognitive dysfunction in female MS patients 8 NYSE MKT: SYN Copaxone® is a registered trademark of Teva Pharmaceutical Industries Ltd.

Current MS Market • 400,000 MS patients in U.S. (~2.1 million worldwide) • $14.1 billion current estimated worldwide sales Trimesta – Opportunity as an oral add - on MS therapy 9 NYSE MKT: SYN Teva/Copaxone $4.178 30% Biogen Idec/Avonex $2.929 21% Merck KGaA/Rebif $2.425 17% Biogen Idec/Tysabri $1.703 12% Bayer/Betaseron $1.512 11% Novartis/Extavia $0.159 1% Novartis/Gilenya $1.195 8% Based on estimates included in the Credit Suisse Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013.

Worldwide MS Market Growth – Key Therapies Projected to increase 36% by 2019 NYSE MKT: SYN 10 $- $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 2012 2013 2014 2015 2016 2017 2018 2019 $14.1 $15.4 $16.4 $16.8 $17.6 $18.6 $19.2 $19.2 $ Billions Based on estimates included in the Credit Suisse Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013.

Worldwide MS Market Growth – Oral Therapies P rojected to increase to 37% of overall worldwide market by 2019 NYSE MKT: SYN 11 $ Billions $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 2012 2013 2014 2015 2016 2017 2018 2019 $1.2 $2.0 $3.3 $4.7 $5.8 $6.8 $7.6 $7.1 % of Worldwide Key Therapies 9% 13% 20% 28% 33% 37% 40% 37% Based on estimates included in the Credit Suisse Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013.

12 NYSE MKT: SYN MS – Estriol Investor Day Carol Reed, M.D.

13 • Unpredictable course with onset of symptoms at age 20 to 40 • More common in temperate climates and in females (2 – 3 times) • 80 - 90% is of the relapsing - remitting type (RRMS) • Symptoms include ̶ Ocular symptoms ̶ Muscle weakness in extremities ̶ Difficulty with coordination and balance ̶ Partial or complete paralysis ̶ Paresthesias , pain • Approximately half of MS patients experience cognitive impairment such as difficulties with concentration, attention, memory, and judgment NYSE MKT: SYN A progressive demyelinating disease of the CNS Multiple Sclerosis * MedlinePlus Patient Education, 2013

# Therapeutics Indicated for MS

## Anti-Inflammatory and/or Immunomodulators but NOT Neuroprotective

| Drug | Company | Mode of Delivery | Dose Titration |
|---|---|---|---|
| Avonex (interferon β-1a) | Biogen Idec | Intramuscular | Reduce flu-like symptoms |
| Rebif (interferon β-1a) | EMD Serono/Pfizer | Subcutaneous | No |
| Betaseron (interferon β-1b) | Bayer | Subcutaneous | Reduce flu-like symptoms (required) |
| Extavia (interferon β-1b) | Novartis | Subcutaneous | Reduce flu-like symptoms |
| Copaxone (glatiramer acetate) | Teva | Subcutaneous | No |
| Gilenya (fingolimod) | Novartis | Oral | No |
| Tecfidera (dimethyl fumarate) | Biogen Idec | Oral | Required |
| Tysabri (natalizumab) | Biogen Idec | Intravenous | No |
| Aubagio (teriflunomide) | Sanofi/Genzyme | Oral | No |

The above information was derived from each product's Prescribing Information provided by the manufacturer.

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# MOA of Approved MS Treatments: Interferons

## All labels: Exact mechanism of therapeutic effect in MS is unknown

| Chemical Name | | Brand Name | MOA |
|---|---|---|---|
| Interferon-β | 1a | Avonex | Increases IL-10 in CSF |
| | | Rebif | Increases expression of numerous proteins including 2', 2', 5'-oligoadenylate synthetase, β-2-microglobulin and neopterin |
| | 1b | Betaseron | – Induce expression of numerous proteins including neopterin, β2-microglobulin, MxA protein, and IL-10<br>– Enhance suppressor T cell activity<br>– Reduce pro-inflammatory cytokine production<br>– Down-regulate antigen presentation<br>– Inhibit lymphocyte trafficking into the CNS |
| | | Extavia | |

The above information was derived from each product's Prescribing Information provided by the manufacturer.

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MOA of Approved MS Treatments 16 NYSE MKT: SYN All labels: Exact mechanism of therapeutic effect in MS is unknown Chemical Name Brand Name MOA glatiramer acetate Copaxone A synthetic myelin basic protein thought to modify immune processes fingolimod ( prodrug ) Gilenya Sphingosine 1 - phosphate receptor modulator of lymphocyte egress from lymph nodes, reducing their number in blood dimethyl fumarate Tecfidera Activates nuclear factor ( erythroid - derived 2) - like 2 (Nrf2) involved in response to oxidative stress natalizumab Tysabri  Blocks interaction of α4β1 - integrin on inflammatory cells with receptors on endothelial and brain parenchymal cells  Reduces leukocyte migration into brain and plaques in EAE teriflunomide Aubagio Inhibits a mitochondrial enzyme involved in pyrimidine synthesis The above information was derived from each product’s Prescribing Information provided by the manufacturer.

Labeled Indications for MS Treatments 17 NYSE MKT: SYN All products are approved only for the relapsing - remitting type of MS Brand Name Relapsing - Remitting MS Relapsing - Remitting MS Decrease exacerbation frequency Slow disability accumulation First clinical episode Avonex x x x Rebif x x Betaseron x x Extavia x x Copaxone x x Gilenya x x Tecfidera x Tysabri * x x Aubagio x * Tysabri recommended for patients who have had an inadequate response to, or are unable to tolerate, an alternate MS therapy. The above information was derived from each product’s Prescribing Information provided by the manufacturer.

Warnings & Precautions for MS Treatments: Interferons 18 NYSE MKT: SYN Risk is tolerated due to high morbidity of MS Chemical Name Brand Name Warnings, Precautions, Contraindications Interferon - β 1a Avonex  Depression, suicide, psychosis  Monitor LFTs, CBC  Monitor for worsening of cardiac symptoms  Allergic reactions including anaphylaxis  Autoimmune disorders Rebif  Depressions and suicide  Monitor LFTs, CBC, TFTs  Anaphylaxis  Remote risk of transmission of viral diseases  Abortifacient 1b Betaseron  Depression and suicide  Monitor LFTs, CBC ( leukopenia)  Anaphylaxis and other allergic reactions  CHF  Injection site necrosis and reactions  Flu - like symptom complex Extavia  Depression and suicide  Flu - like symptom complex  Monitor LFTs, CBC, TFTs  Anaphylaxis and other allergic reactions  Injection site reactions and necrosis The above information was derived from each product’s Prescribing Information provided by the manufacturer.

# Warnings & Precautions for MS Treatments

## Risk is tolerated for the benefit to patients

| Chemical Name | Brand Name | Warnings, Precautions, Contraindications | |
|---|---|---|---|
| glatiramer acetate | Copaxone | – Immediate post-injection reaction (flushing, chest pain, palpitations, anxiety, dyspnea, throat constriction, urticaria) | – Chest pain, usually transient<br>– Lipoatrophy and skin necrosis<br>– Modification of immune response |
| fingolimod (prodrug) | Gilenya | – Increased risk of infections<br>– Macular edema<br>– Decrease in PFTs; monitor when indicated | – Increased LFTs<br>– Fetal risk<br>– Bradyarrhythmia and AV blocks during initiation<br>– Prolongs QT interval. |
| dimethyl fumarate* | Tecfidera | – Lymphopenia | |
| natalizumab | Tysabri | Progressive Multifocal Leukoencephalopathy (PML) | – Hypersensitivity reactions<br>– Immunosuppression/infections<br>– Hepatotoxicity |
| teriflunomide | Aubagio | – Leukopenia<br>– Peripheral neuropathy<br>– Acute renal failure/hyperkalemia | – Severe skin reactions<br>– Blood pressure |

The above information was derived from each product's Prescribing Information provided by the manufacturer.

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# Estriol and Multiple Sclerosis

## "Pregnancy Hormone" – Linked to decreased MS relapse rates

- Estriol
  - Hormone produced by placenta with highest levels in 3rd trimester
  - Approved in Europe/Asia for 40+ years for the management of post-menopausal symptoms
- Landmark observational study published in *New England Journal of Medicine* in 1998
  - Study of 254 women diagnosed with MS prior to pregnancy
  - Relapse rates:
    - *Significantly reduced* in 3rd trimester of pregnancy ($p<0.001$) *
    - *Significantly increased* three months post-partum ($p<0.001$) *
- A 2002 pilot study (N=10) demonstrated effect of oral estriol in patients with RRMS as measured by gadolinium enhancing lesions on MRI

*New England Journal of Medicine* 1998;339, 285-291.
Ann Neurol 2002; 52:421-428.
* Compared to pre-pregnancy levels

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Estriol for Multiple Sclerosis Once daily oral therapeutic candidate • Proposed indications ̶ Decrease the frequency of clinical exacerbations in patients with RRMS ̶ Post - approval ▪ S low the accumulation of physical disability in patients with RRMS ▪ Patients with first clinical episode • Dose: 8mg orally once a day • MOA: estriol is an immuno - modulator but has also demonstrated neuroprotective effects in animal models of MS • Large safety database from over 40 years of use in Europe for post - menopausal symptoms ̶ Contraindicated in women with endometrial cancer, untreated endometrial hyperplasia, endometriosis, or undiagnosed vaginal bleeding 21 NYSE MKT: SYN

22 NYSE MKT: SYN MS – Estriol Investor Day Rhonda R. Voskuhl , M.D.

23 NYSE MKT: SYN MS – Estriol Investor Day Wrap - Up

24 Wrap - Up NYSE MKT: SYN • Estriol is “ Pregnancy Hormone” linked to decreased MS relapse rates • Opportunity for Trimesta as an oral add - on MS therapy • Worldwide MS market projected to increase 36% by 2019 • Phase II relapsing - remitting MS clinical trial ̶ Final patient, final visit (January 2014) ̶ Topline results (1H 2014) • Potential partnering opportunity

25 NYSE MKT: SYN MS – Estriol Investor Day Q&A Session

MS Investor Day – 6.25.2013 – FINAL NYSE MKT: SYN June 25, 2013 Multiple Sclerosis - Estriol Investor Day